EXHIBIT 10.3

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                          ASSIGNMENT OF DEBT AGREEMENT


            THIS AGREEMENT made the day 24th of March, 2016.

BETWEEN:

                  UNITED CANNABIS CORPORATION, a
                  corporation existing under the laws
                  of the State of Colorado,

                  (hereinafter called the "Assignor")
                                                            OF THE FIRST PART;


                  - and -

                  BUCKINGHAM GROUP LIMITED, a corporation
                  existing under the laws of the Province
                  of Ontario (hereinafter called the "Assignee")

                                                           OF THE SECOND PART;

                  - and -

                  WEEDMD RX INC., a corporation  existing
                  under the federal laws of Canada,

                  (hereinafter called the "Creditor")

                                                            OF THE THIRD PART;

      WHEREAS the Assignor is indebted to the Creditor for the principal amount of One Hundred and Seventy-Fifty Thousand (US$175,000) Dollars in U.S. funds plus accrued interest to the date hereof totaling fifteen thousand one hundred and fifty (US$15,150) (collectively, the "Debt"). pursuant to a promissory note dated July 7, 2014 (the "Promissory Note");

      AND WHEREAS the Assignee wishes to take assignment of, and the Assignor wishes to grant, assign, transfer and set over the Debt unto the Assignee upon the terms and conditions contained in this Agreement;


NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual promises, covenants, conditions, representations and warranties hereinafter contained and the sum of Ten ($10.00) Dollars now paid by the Assignee to the Assignor and for other good and valuable consideration, the receipt of which are acknowledged, and subject to the terms and conditions hereinafter set out, the parties agree as follows:


                                       1
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                                  ARTICLE 1
                           REPRESENTATIONS, WARRANTIES
                          AND COVENANTS OF THE ASSIGNOR

  1.1 The Assignor represents, warrants and covenants to the Assignee and the
                                 Creditor that:

(a) the above premises are true and complete, that the Debt has not been prepaid in full or in part, and that the Creditor has been given notice of this Assignment by the Assignor;

(b) the full amount of the Debt is due and owing by the Assignor to the Creditor; and

(c) the Assignor now has a good right, full power and absolute authority to assign the Debt in the manner set out in Article 2 hereof according to the true intent and meaning of this Agreement.

1.2 The representations, warranties and covenants contained in Section 1.1 are provided for the benefit of the Assignee and the Creditor and a breach of any one or more thereof may be waived by the Assignee and the Creditor in whole or in part at any time without prejudice to its rights in respect to any other breach of the same or any other representation or warranty or covenant. Any representations, warranties and covenants contained in Article 1 will survive the signing of this Agreement.

                                   ARTICLE 2
                       ASSIGNMENT AND PURCHASE OF THE DEBT

2.1 The Assignor grants, assigns, transfers and sets over the Debt unto the Assignee, including, without limitation, all rights, benefits and advantages of the Assignor to be derived therefrom and all burdens, obligations and liabilities to be derived thereunder, in consideration of the premises and in consideration of the Assignor transferring to the Assignee all right, title and interest the Assignor holds in 1,100,000 common shares of the Creditor.

                                   ARTICLE 3
                               CONSENT OF CREDITOR

3.1 The Creditor agrees and consents to the assignment of the Debt by the Assignor to the Assignee pursuant to the terms and conditions of this Agreement. Upon the transfer of the 1,100,000 common shares of the Creditor to the Assignee, Creditor forever releases the Assignor from the Debt.

3.2 The Creditor represents, warrants and covenants to the Assignee that the full amount of the Debt is due and owing at the time of this Agreement and that the Debt has not been prepaid in full or in part.

                                    ARTICLE 4
                                     GENERAL

4.1   Severability

If, in any jurisdiction, any provision of this Agreement or its application to any party or circumstance is restricted, prohibited or unenforceable, such provision shall, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceability without invalidating the remaining provisions of this Agreement and without affecting the validity or enforceability of such provision in any other jurisdiction or without affecting its application to other parties or circumstances.

4.2   Time of the Essence

Time is of the essence of each provision of this Agreement.

4.3   Governing Law

This Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable in the Province of Ontario.

4.4   Survival

This Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

4.5   Counterparts

This Agreement may be executed in any number of counterparts, each of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original, faxed form or in PDF form and the parties adopt any signatures received by facsimile or in PDF form as original signatures of the parties; provided, however, that any party providing its signature in such manner shall promptly forward to the other parties an original of the signed copy of this Agreement which was so faxed or delivered in PDF form.




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      IN WITNESS WHEREOF this Agreement has been executed by the parties on the date first above written.

                                      WEEDMD RX INC.

                                      Per: /s/ Bruce Scully
                                          ------------------------------
                                      Name: Bruce Scully
                                      Title:    President and Chief Executive
                                     Officer


                                      BUCKINGHAM GROUP LIMITED


                                      Per: /s/ Michael Kraft
                                           -----------------------------
                                      Name: Michael Kraft
                                      Title:    President


                                      UNITED CANNABIS CORPORATION


                                      Per: /s/ Chadwick Ruby
                                           -----------------------------
                                      Name: Chadwick Ruby
                                      Title:    Chief Operating Officer